UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Telomir Pharmaceuticals Demonstrates Broad Tumor Cell Mortality in Human Triple-Negative Breast Cancer Models

Iron-rescue experiments confirm tumor cell mortality is mechanistically driven, not nonspecific cytotoxicity.

On February 17, 2026, Telomir Pharmaceuticals, Inc. (the “Company”) announced new preclinical in vitro data evaluating its investigational compound Telomir-1 (Telomir-Zn) in human triple-negative breast cancer (“TNBC”) cell lines.

The Company reported that Telomir-Zn reduced viable tumor cell counts across multiple human TNBC models representing biologically distinct molecular subtypes. Specifically:

●	MDA-MB-468 (Basal-A / EGFR-high): Near-complete tumor cell mortality was observed at 72 hours at evaluated concentrations.
●	HCC70 (Basal-like): A significant partial reduction in viable tumor cells was observed at 72 hours.
●	MDA-MB-231 (Claudin-low / mesenchymal): A significant partial reduction in viable tumor cells was observed at 72 hours.

The Company further reported that the addition of supplemental iron attenuated Telomir-Zn–induced tumor cell mortality across completed models. The Company interprets these findings as supporting an iron-dependent mechanism consistent with previously disclosed intracellular metal-modulating activity.

Two additional TNBC cell lines, BT-549 (mesenchymal-like) and HCC1806 (basal-like), are currently under evaluation.

The Company also referenced prior zebrafish xenograft studies in which Telomir-Zn demonstrated statistically significant reductions in tumor growth and metastasis in select TNBC models.

The Company stated that it is completing additional TNBC subtype evaluations, preparing a TNBC mouse xenograft study in a mammalian system, and continuing IND-enabling activities. As previously disclosed, the Company anticipates submitting an Investigational New Drug (IND) application in the first quarter of 2026.

The Company has previously reported completed IND-enabling GLP safety and toxicology studies in rats and dogs, in which no treatment-related adverse toxicity was observed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: February 17, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer